UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2020

Puget Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)
8200 NW 41st Street, Suite 200, Doral, Florida	33166
(Address of Principal Executive Offices)	(Zip Code)

305-721-3128
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

During the last five years the Registrant has been unable to comply on a timely basis with its reporting obligations under the Exchange Act and briefly during this year, under the corporate law of the State of Nevada, due to the unavailability of funds to pay for required accounting, audits and related legal fees.  Such lack of liquidity is directly related to the failure of the Registrant’s original business operations for which it incurred previously reported material obligations to a number of investors that provided loans to the Registrant in the form of convertible notes (see report of current events on Commission Form 8-K dated April 19, 2017, and the hereinafter described 2016 Pre Proxy Statement; hereinafter generically referred to as the “Conversion Notes”).  The Registrant has determined that it requires substantial assistance to bring its reporting obligations current, to settle its outstanding liabilities and to explore and implement new business opportunities and has thus negotiated a three year retainer and consulting agreement with Qest Consulting Group, Inc., a Colorado corporation (“Qest”), a copy of which is filed as exhibit 10 to this current report (the “Qest Agreement”).  It is anticipated that the Qest Agreement will be executed by the parties prior to the end of this month.

Principals of Qest include the Registrant’s officers and directors resulting in potential conflicts of interest, however, given its lack of liquidity and current prospects, the Registrant felt compelled to accept the possibility of such conflict, relying on the good faith of its current officers and directors with respect to negotiation and implementation of such agreement.  In this regard, it should be noted that the Registrant’s current officers and directors have accrued all of their rights to salary from the Registrant and have never sold any of their securities in the Registrant.

Pursuant to the terms of the proposed Qest Agreement, Qest, through its principals and by assemblage of a team of third party consultants under its leadership and direction would assist the Registrant in development and implementation of strategic plans through consulting services in the areas of corporate structure, organization and reorganization;  finance, mergers, acquisitions and divestitures;  financial and equity analysis;  marketing strategy and analysis; corporate communication, business plan development and implementation; executive and professional recruitment; coordination and supervision of professional services; and, development and implementation of regulatory compliance procedures.  Specifically, Qest has advised the Registrant that its initial priorities must be: first, assuring that it is current with its annual reports, filings and fees due the State of Florida to qualify to do business in such state; second, that it must conduct an audit of its corporate records to assure that they are complete, accurate and up to date, and then, that it should consider amendments to its articles of incorporation and bylaws and adoption of incentive compensation plans making the Registrant more operationally efficient; third, that it must prioritize bringing its filings with the Commission up to date; fourth, that it should call a personal meeting of stockholders without requesting proxies to secure their ratification of structural corporate changes recommended by Qest and soliciting opinions concerning the most appropriate future direction of the Registrant and selection of additional officers and directors with the requisite backgrounds, experience and motivation to assist the Registrant in developing or acquiring desirable business operations; and finally, only then engage in meaningful and definitive negotiations to generate new business opportunities.  While the foregoing are listed in order of priority, efforts to accomplish related tasks would, it is anticipated, be undertaken contemporaneously.

Assuming execution of the subject agreement, as compensation for its services Qest would receive a non-refundable monthly retainer fee, payable in advance on the first day of each month during the pendency of the agreement of $10,000, provided, however, that such fee would be accrued until the Registrant has discharged all of it current liabilities and is earning adequate operating income to pay such fee.  In addition

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 2 of to the monthly retainer, the Registrant would promptly advance to Qest all funds required to pay for services rendered by third parties contracted by Qest (e.g., licensed broker dealers in securities, investment bankers, attorneys, accountants, public relations experts, marketers, strategic planners, etc.) to provide services to the Registrant and for all related out of pocket expenses, provided, only, that the Registrant has approved the retainer of such third parties by Qest, in advance.  It is understood that prior to incurring such expenses, the Registrant, with the assistance of Qest, must arrange required financing.  In addition to the foregoing, during the initial three year term of the Qest Agreement, the Registrant would grant to Qest “Incentive Non-Qualified Stock Options” (as that term is defined for purposes of the Internal Revenue Code entitling Qest to purchase 4.9% of the Registrant´s outstanding and reserved securities (measured assuming exercise of all of the Incentive Non-Qualified Stock Options) of every kind which the Registrant is authorized to issue, at an exercise price equal to 110% of the fair market price of the underlying securities on the date of grant and, if no trading market exists for the Registrant’s securities on such date, at an exercise price equal to 110% of the book value of the applicable securities on such date, and, if no book value exists for the Registrant’s securities on such date, at an exercise price equal to 110% of the par value of the applicable securities on such date.  The Incentive Non-Qualified Stock Options would be entitled to preemptive rights and thus, any time the Registrant issues additional securities during the term of the Qest Agreement or renewals thereof, additional Incentive Non-Qualified Stock Options shall concurrently be issued to Qest in an amount equal to 4.9% of the additional securities issued.  The Incentive Non-Qualified Stock Options and the securities issuable on exercise thereof shall be included in any registration or qualification statements filed by the Registrant with the Commission or any state securities regulatory authorities, registering any of its securities for sale or distribution.  The Registrant has been informed by Qest that, subject to compliance with applicable legal requirements, a portion of the Incentive Non-Qualified Stock Options to be issued to Qest would probably be transferred by Qest its officers, directors, employees or to third party independent contractors, all of whom would assist Qest in the performance of its duties to the Registrant.  In addition to the compensation described above, subject to compliance with then applicable licensing and other legal requirements (essential given that Qest is not a licensed entity):

•In the event that Qest arranges or provides funding for the Registrant on terms more beneficial than those reflected in the Registrant's current principal financing agreements, Qest shall be entitled, at its election, to either a fee equal to 25% of such savings, on a continuing basis, or if equity funding is provided directly by Qest or any affiliates thereof, a discount of 25% from the price for the subject equity securities paid by any other contemporaneous subscribers; or, if funding is provided by any person or group of persons introduced to the Registrant by Qest or persons associated with Qest, directly or indirectly, but is not provided by Qest or its principals as described in the preceding subsection, then Qest shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained.  The parties have agreed to obtain appropriate legal advice and opinions in each instance indicating such payments or discounts would not violate applicable laws, including applicable securities laws and such payments or discounts would be deemed waived if such opinions are adverse.

•In the event that Qest generates business for the Registrant, then, on any sales resulting therefrom, Qest shall be entitled to a commission equal to 5% of the gross income derived by the Registrant therefrom, on a continuing basis.  In the event that Qest or any affiliate thereof arranges for an acquisition by or of the Registrant (regardless of how structured), then Qest shall be entitled to compensation equal to 5% of the total of all compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired or acquiring entity or its affiliates by Qest or its affiliates, such compensation to be paid concurrently with the first payments made in conjunction with such acquisition.

In addition to payment of fees, the Registrant would be responsible for payment of all costs and disbursements associated with Qest’s services not heretofore specified either involving less than $50 per

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 3 of item and $200 in the aggregate during the preceding 30 day period; or, reflected in an operating budget approved by the Registrant; or, approved in writing by the Registrant; provided, however, that the refusal by the Registrant to approve expenditures required for the proper performance of Qest’s services would excuse performance of such services.

In anticipation of the execution of the Qest Agreement, Qest has loaned the Registrant $2,200 this month in order to pay Nevada annual report fees for 2020 ($2,000) and the annual fees for its registered agent ($200).

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

As indicated above, the Registrant has not had any meaningful operations during the past five years other than with respect to litigation with convertible noteholders in the United States District Court for the Southern District of New York (the “Court”) in Case No. 15-cv-08860 entitled Adar Bays LLC v Puget Technologies Inc. and Hermann Burckhardt and Case No. 15-cv-09542 entitled Union Capital LLC v Puget Technologies Inc. and Herman Burckhardt, both in the United States District Court for the Southern District of New York (the “Puget Debt Conversion Litigation”) disclosed in a prior filing of current report dated April 19, 2017 and the pre-proxy statement filed with the Commission on January 12, 2016 (the “2016 Pre Proxy Statement”).  The following table discloses the current status of conversions of the Conversion Notes, as of October 12, 2020.

Name of Convertible Note Holder	Date of Note	Original principal amount	Current principal amount excluding accrued interest ****	Shares of the Registrant’s Common Stock received on conversion as of October 12, 2020	Shares of the Registrant’s Common converted at less than par value as of October 12, 2020	Aggregate difference between par value ($0.001) and conversion price as of October 12, 2020
Shield Investments, Inc.	August 9, 2013	$775,000	$ 600,000	9,822,607	0	$ 0
Adar Bays, LLC	January 30, 2015	$ 75,000	$53,737 *	1,017,046,410	1,006,848,565	$1,150,559
Union Capital, LLC	January 30, 2015	$ 75,000	$60,000 *	433,311,127	433,311,127	$ 346,495
Vis Vires Group, LLC	February 26, 2015	$ 50,000	$ 10,850	8,038,000	0	$ 0
LG Capital Funding. LLC	January 28, 2015	$ 53,500	$ 20,802	11,612,007	0	$ 0
MacAllan Partners, LLC	January 29, 2015	$ 50,000	$ 24,663	3,184,713	0	$ 0
Qest Acquisition Corporation **	July 31, 2015	$ 20,000	$ 20,000	0	0	$ 0
Qest Acquisition Corporation **	June 25, 2016	$ 21,845	$ 21,845	0	0	$ 0
Thomas Jaspers	***	$521,630	$470,728	***	0	$ 0

Totals		$1,641,975.00	$1,282,625	1,483,014,864	1,440,159,692	$1,497,054

*Without taking into account adjustments called for due to conversion at below par value.

**Now Qest Consulting Group, Inc.

***Between March 4, 2015 and October 27, 2017, Thomas Jaspers, currently the Registrant’s treasurer and chief financial officer, advanced the Registrant the aggregate sum of $470,728.28 in 47 separate transactions.  Such sums are subject to terms materially similar to those of the other Conversion Notes but, in the interests of brevity, are consolidated herein as if one transaction.  $50,000 of such sum was converted into 500,000 shares of the super voting preferred stock hereinafter described.  More detailed data is available in exhibit 99 to this report of current event.

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 4 of

Due to conversion date variances, there is uncertainty as to current accrued interest amounts as to certain of the Conversion Notes and thus, the Registrant elected to exclude that data for purposes of comparison.

Pursuant to the disclosure contained in the 2016 Pre Proxy Statement, the Conversion Notes could not be exercised at less than par value ($0.001 per share) “(1) Notes cannot be converted below par value. If the change to par value is approved to allow notes to be converted if the market price declines, par value will be $0.001”.  Notwithstanding the foregoing and notwithstanding the Registrant’s having provided its transfer agent with an opinion of counsel indicating that conversion could not be at less than par value, because part of the subject settlement required the Registrant to provide its transfer agent with irrevocable instructions to honor convertible noteholders conversion instructions without intervention by the Registrant, the note holders have in fact converted a substantial part of the principal of the subject Conversion Notes at less than par value, raising questions as to the impact of such conversions.  The Registrant has solicited legal advice as to the consequences of conversion at less than par value and has been advised that under Nevada law, such exercise is permissible if in the reasonable judgment of the board of directors such sums represent adequate consideration, i.e., pursuant to Nevada Revised Statutes Section 78.211 (Consideration for shares: Authority of board of directors; effect of receipt; corporate action pending receipt in future):

1.The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation. The nature and amount of such consideration may be made dependent upon a formula approved by the board of directors or upon any fact or event which may be ascertained outside the articles of incorporation or the resolution providing for the issuance of the shares adopted by the board of directors if the manner in which a fact or event may operate upon the nature and amount of the consideration is stated in the articles of incorporation or the resolution. The judgment of the board of directors as to the consideration received for the shares issued is conclusive in the absence of actual fraud in the transaction.

2.When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid. Shares that are issued are outstanding shares unless such shares are treasury shares.

Based on the foregoing, it seems possible that the Registrant could negotiate with the convertible note holders to cure the deficiencies involved in conversion at less than par value under terms that the board of directors, in the exercise of good faith and reasonable business judgment, deemed in the best interest of its stockholders and of the corporation.  Qest has suggested to the Registrant that it is in its best interest to negotiate with all of its current creditors, including the convertible note holders and its officers, to eliminate the bulk of its existing debt and that the foregoing provision of Nevada corporate law might provide a basis for doing so.  However, no such negotiations are under way nor can there be any assurance that the Registrant’s creditors, including the convertible note holders and its officers, would find the basis for an agreement that would justify application of the authority conferred upon the Registrant’s board of directors by the foregoing provision.  As the Registrant currently lacks the funds to commission a more detailed and specific legal opinion on point or to undertake related legal action (if any were deemed appropriate), its board of directors has reserved a decision on what action may be most appropriate under the circumstances.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Registrant hereby incorporates its response to Item 1.01 of this current report by reference herein, to the extent it may be relevant.

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 5 of

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Registrant hereby incorporates its responses to Items 1.01 and 2.02 of this current report by reference herein, to the extent they may be relevant.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

To the extent the conversion of the Conversion Notes described in response to Item 2.02 above may be deemed sales of unregistered securities, the Registrant hereby incorporates its response to Item 2.02 of this current report by reference herein, to the extent it may be relevant.  Furthermore the Registrant notes that as such conversions are pursuant to an order and judgment in a federal court of competent jurisdiction (the Puget Debt Conversion Litigation), the transactions would seem to comply with Section 3(a)(10) of the Securities Act.  To the best of the Registrant’s knowledge, converting convertible note holders relied on the so called Rule 4 ½ exemption in their notices of conversion to the Registrant’s transfer agent and in conjunction therewith, as contemplated in the subject court order, received free trading securities.  Notwithstanding the foregoing, in conjunction with potential issues pertaining to conversion at prices below par value, questions may exist as to when such shares became fully paid and nonassessable for purposes of state corporate law in Nevada and federal and state securities laws.

Additional information with respect to the issuance of shares of the Registrant’s super voting preferred stock provided in response to Item 3.03 is hereby incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

As disclosed in a current report filed by the Registrant on November 20, 2017, the Registrant’s articles of incorporation were amended to provide for one or more classes of super voting preferred stock, as a result of which, the holders of such shares of super voting preferred stock hold the votes necessary to control the affairs of the Registrant.  As disclosed in the current report filed on November 20, 2017, the Registrant’s current authorized capitalization consists of 990,000,000 shares of common stock and 10,000,000 shares of preferred stock, each at $0.001 par value.  The Registrant’s board of directors was granted the right to set the rights, privileges and preference of the preferred stock and to create one or more classes thereof, otherwise known as “blank check” preferred.  On November 14, 2017, the Registrant filed a Certificate of Designations with the Nevada Secretary of State which created 500,000 shares of a class of stock called the Series A-Super Voting Preferred Stock (“super voting preferred stock”) with 10,000 votes per share at meetings of the Registrant’s stockholders or pursuant to written consents in lieu of meetings of stockholders.  On April 11, 2019, the Registrant again amended its articles of incorporation to increase its authorized common stock in order to accommodate conversions under the Conversion Notes as required by the court in the Puget Debt Conversion Litigation, from 990,000,000 shares to 2,990,000 shares, $0.001 par value (see exhibit 3(1).  The current holder of such super voting preferred stock is as follows:

Name and Address of holder	Number of shares of super voting preferred stock held	Number of votes relative to the holders of Common Stock represented by such holdings	Date such super voting preferred stock was issued	Relationship of holder with the Registrant
Thomas Jaspers	500,000	5,000,000,000	November 14, 2017	Officer, director, stockholder and creditor

As a consequence of the foregoing, Mr. Jaspers currently has more voting rights at meetings of the Registrant’s stockholders than the votes of all the authorized shares of the Registrant’s Common Stock.

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 6 of

All shares of super voting preferred stock were issued as restricted securities in reliance on the Securities Act Section 4(a)(2) exemption from the Registration requirements imposed by Section 5 thereof.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The officers and directors of the Registrant have remained constant during the past five years.  The current officers and directors and their compensation, annual and to date, is disclosed below.

Name and Address	Offices held	Date of First election	Aggregate compensation to October 12, 2020	Aggregate funds loaned to Registrant	Current balance owed by Registrant
Hermann Burckhardt	President, Chief Executive Officer and Director	October 1, 2015	$ 804,000	None	$804,000
Thomas Jaspers	Treasurer, Secretary, Chief Financial Officer and Director, formerly President, Chief Executive Officer	November 21, 2014	$ 892,000	$515,279	$1,407,279
Total			$1,696,000	$515,279	$2,211,279

*All cash compensation has been accrued

Name and principal position	Year	Salary ($) **	Bonus ($)	Stock awards ($)	Option awards ($) ***	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Hermann Burckhardt, President, Chief Executive Officer and Director	(1) (2) (3) (4) (5)	$180,000 $180,000 $180,000 $147,000 $124,000	* * * * *	* * * * *	* * * * *	*** *** *** *** ***	* * * * *	* * * * *	$180,000 $180,000 $180,000 $147,000 $124,000
Thomas Jaspers, Treasurer, Secretary, Chief Financial Officer and Director	(1) (2) (3) (4) (5)	$180,000 $180,000 $180,000 $147,000 $124,000	* * * * *	* * * * *	* * * * *	* * * * *	* * * * *	* * * * *	$180,000 $180,000 $180,000 $147,000 $124,000

*None or not applicable.

***The terms of Mr. Burkhardt´s employment agreement with the Registrant (as reported on a current report filed with the Commission on October 1, 2015) call for him to retain a preemptive right to 10% of the Registrant’s capital stock but, due to required reserves for the Conversion Notes discussed above and an inadequate quantity of authorized capital stock, Mr. Burckhardt has never received the capital stock to which he is contractually entitled.

**As with all other compensation to date, the required payments have been accrued without interest.

(1)The fiscal year ending October 31, 2020.

(2)The fiscal year ending October 31, 2019.

(3)The fiscal year ending October 31, 2018.

(4)The fiscal year ending October 31, 2017.

(5)The fiscal year ending October 31, 2016.

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 7 of

While they are holders of shares of the Registrant’s Common and Super Majority Preferred Stock, no current officer or director has ever sold any of his securities in the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant has reported amendments to its articles of incorporation and bylaws in previous current reports filed on November 20, 2017; October 23, 2017 and July 12, 2017.  Furthermore, as disclosed in Item 507 its articles of incorporation were again amended on April 11, 2019 (see exhibit 3(1).

Item 5.07 Submission of Matters to a Vote of Security Holders.

Because of its relative inactivity, the Registrant’s annual meetings since 2016 have been held in the form of written consents to action in accordance with the provisions of Nevada corporate law and have been limited to reelection of existing directors and waiver of requirements to provide reports to stockholders until adequate funds therefor are obtained.  During the special meeting of stockholders called in 2016 to which the 2016 Pre Proxy Statement relates, the stockholders present and voting approved various unanticipated proposals relating to the Registrant’s capitalizations in order to minimize ongoing Nevada annual report filing fees relating to the Registrant’s authorized capitalization, thus, instead of immediately authorizing increase of the Registrant’s authorized capitalization to ten billion shares of common stock, $0.001 par value to comply with the court order in the Puget Debt Conversion Litigation, the stockholders present authorized the Registrant to amend its articles of incorporation incrementally as required to comply with the court order, starting with an increase in the authorized capitalization to 990,000,000 shares of common stock, $0.001 par value but granting the Registrant’s board of directors continuing authority to increase the quantity of the Registrant’s common stock in order to accommodate the note conversions referenced in the Puget Debt Conversion Litigation and also recommended the creation of super majority preferred stock in order to assure that such conversions would not result in a change of control of the Registrant.  Related amendments to the Registrant’s articles of incorporation were disclosed in current reports filed on November 20, 2017; October 23, 2017 and July 12, 2017, and a further increase in the authorized common stock to 2,900,000,000 was effected on April 11, 2019 (see exhibit 3(i).

Information pertaining to compensation of the Registrant’s officers and directors is incorporated by reference from Item 502 hereof.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

A.Unusual and inexplicable activity in the Registrant’s securities

Recently, there has been substantial activity in the purchase and sale of the Registrant’s Common Stock as well as numerous unsubstantiated and unjustified rumors concerning the Registrant on Internet message boards for which the Registrant has no explanation.  That is a principle reason for the filing of this current report.  In response with the foregoing the Registrant prepared and distributed the press release filed herewith as exhibit 20, however, because of lack of funds, the circulation of the release was limited to the following newspapers: Wall Street Journal (New York, N.Y.), Times (New York, N.Y.), Times (Los Angeles), Post (New York, N.Y.), Daily News (New York, N.Y.), Post (Washington, DC), Tribune (Chicago), Chronicle (Houston), Arizona Republic (Phoenix).

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 8 of

B.Prospective change of address

In an effort to reduce expenses, the Registrant intends to change its address, telephone number, etc., as of November 1, 2020 to facilities to be made available by Qest (see response to Item 1.01).  The new address and contact data information is expected to be as follows:

Address:1200 North Federal Highway, Suite 200-A; Boca Raton, Florida 33432

Telephone:561 210 8535

Email:information.puget@gmail.com

Website:https://pugettechnologies.com/

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Exhibit No.	Description

3(i)	Amendment to Articles of Incorporation dated April 11, 2019 increasing authorized common stock to 2,990,000,000 shares at $0.001 par value
10.1	Proposed Retainer and Consulting Agreement with Qest Consulting Group, Inc.
20.1	Press release concerning unusual activity in the Registrant’s securities
99.1	Jaspers Conversion Notes Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2020	PUGET TECHNOLOGIES, INC.

By: /s/Hermann Burckhardt/s/
Hermann Burckhardt, President and Chief Executive Officer

By: /s/Thomas Jaspers/s/
Thomas Jaspers, Treasurer, Secretary and Chief Financial Officer

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Puget Technologies, Inc., current report on Commission Form 8-K, Page 9 of